UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-1710

T. Rowe Price New Era Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1: Report to Shareholders

New Era Fund	December 31, 2009

The views and opinions in this report were current as of December 31, 2009. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

After a painful sell-off early in the year, the stock market rebounded sharply from its March lows as investors concluded that the worst of the recession was behind us and keeping cash idle in low interest-bearing deposits was not the best investment strategy. The Federal Reserve has kept interest rates exceptionally low, successfully stabilizing the economy and banking system. However, low rates have contributed to speculation and played a role in the strength of the stock market, as some investors could borrow at low rates and put the money to work at potentially higher returns. Particularly noteworthy was the remarkable performance of riskier assets such as junk bonds, commodities, emerging markets, and the stocks of companies that had seemed in dire financial straits.

Your fund handily outpaced the broad S&P 500 Index of large-cap stocks over the past six months and year as most of the industries in which we invest outperformed that index. The fund trailed the Lipper Global Natural Resources Funds Index for both periods due primarily to our greater emphasis on the international integrated oil companies, which lagged the recovery in energy prices. Just as we saw our investable universe particularly hard hit in 2008 due to a combination of factors, we were fortunate to have a very healthy recovery last year as oil and other commodities bounced meaningfully from their lows as domestic demand stabilized and Chinese demand surged.

YEAR-END DISTRIBUTIONS

On December 14, 2009, your Board of Directors declared an income dividend of $0.46 per share, payable on December 16, 2009. On the same day, a $0.08 per share capital gain distribution was declared; all of this distribution was short-term capital gains. You should have received your check or statement reflecting these distributions as well as Form 1099-DIV summarizing this information for 2009 tax purposes.

ECONOMIC AND MARKET ENVIRONMENT

Actions taken by the U.S. government and the Federal Reserve have helped to restore confidence in the country’s financial system. But these measures—infusing capital into weak financial institutions and industries along with a policy of exceptionally low interest rates that allow individuals and companies with debt problems to refinance—have raised the concern that this easy money will ultimately lead to inflation. The weakening of the dollar against most major currencies is early evidence of that concern. Another knock-on effect has been the return of the so-called “carry trade,” whereby speculators borrow at extremely low rates to make investments in riskier assets such as emerging markets and commodities. The government’s fiscal stimulus program—often delayed by the red tape that comes with government money—has had muted effects.

During the fourth quarter, consumer surveys began to show confidence that the economy was improving despite the continued rise in the unemployment rate. Retail sales were better in the second half of 2009, although there was a modest decline in December. Consumers paid down debt aggressively last year, although some of that debt relief came as a result of charge-offs and personal bankruptcies, which have risen steadily from their low in 2005. State and local governments are still experiencing budget shortfalls, and business capital spending has yet to turn the corner. Business bankruptcies have steadily risen to surpass the level of the mid-1990s. Companies have rebuilt inventories to some degree and the U.S. auto industry seems to be on better footing, but real economic growth has yet to become apparent other than by comparisons with the very weak period last year.

Fund performance felt the impact of a continued recovery in commodity prices during the second half of the year. Demand growth was primarily evident in China, while demand from the developed economies was largely due to inventory restocking. The sharp rebound in the price of oil seems to have stifled a recovery in demand in the U.S. and other parts of the 30-country Organization for Economic Cooperation and Development. Gold continued its advance as the dollar weakened. Most commodity prices now appreciate to offset weakness in the dollar, while traditionally only gold had been considered an effective hedge against a depreciating dollar.

The price of domestic natural gas recovered to nearly the level it began the year, and copper rose above its 2007 average price on the back of healthy Chinese final demand. Copper also benefited from speculative and strategic stock building, while mines globally operated close to capacity. Nickel and crude oil rose by double-digits, but their advance slowed as the markets awaited confirmation that final demand was recovering. The price trend for commodities not traded on exchanges ranged from steady for iron ore to a plunge of 55% for potash from the fourth quarter of 2008.

PORTFOLIO REVIEW

The tough economic climate, a different political landscape, and the opportunities provided by improving financial markets led to some strategic corporate moves during the second half of 2009. Within the energy industry, for example, changes in domestic natural gas development and production economics are forcing companies to modify their strategies. Gas-containing shale formations, which were previously difficult to tap economically, have been opened up horizontally and fractured to produce gas in meaningful volumes. This is a revolutionary change. Several basins in the U.S. and Canada are now producing shale gas, and the technology is spreading overseas. As a result, U.S. gas reserves are once again rising, and production is likely to grow over time with prices staying well below the peak of $14 per thousand cubic feet. Producing companies can no longer expect that rising prices alone will result in rising earnings.

Some companies chose to exit by selling themselves as corporate entities, while others are making significant asset sales to reposition themselves for the new environment. Other bigger international majors made large commitments, through either acquisitions or joint ventures, in order to participate in the evolution of the domestic gas market. In our portfolio, XTO Energy is being acquired for stock by ExxonMobil. There are several implications in the transaction. With previous high prices unlikely to return in the near future, XTO’s management may think that now is the time to maximize the value of the company’s reserves and development potential. At the same time, Exxon may have felt that it did not have the domestic gas exposure and production growth potential it would like. The acquisition allows Exxon to close those gaps and gain the technical expertise to exploit its shale acreage in Europe and elsewhere overseas. Since we would be receiving more Exxon stock with its acquisition of XTO, we have been reducing our position in Exxon. (Please refer to the fund’s portfolio of investments for a complete listing of our holdings and the amount each represents in the portfolio.)

While Royal Dutch Shell purchased a company with a promising shale position in Canada, BP, Total, and StatoilHydro made combination asset purchases and joint ventures in the U.S. to accomplish the same purpose. These events have been the most significant moves by the majors to get back into a domestic market they had relinquished to the independents. Independent producer Devon Energy is in the process of selling its promising domestic deepwater oil development portfolio along with its overseas assets and shallow water Gulf of Mexico production. The sales will allow the company to concentrate on its onshore unconventional gas assets. We trimmed our position in the stock to seek companies better positioned for production growth.

Another fund holding, Encore Acquisition, is being acquired by Denbury Resources. The deal allows the companies to combine their expertise and opportunities in enhanced oil recovery using carbon dioxide, an economic way to employ CO2 that may otherwise contribute to greenhouse gases. With the stock close to an appropriate value relative to the acquisition price, we reduced our holdings in favor of more attractive opportunities. The addition of Cobalt Energy gives us exposure to what may be the West African half of the pre-salt play that has proven successful offshore Brazil for Petroleo Brasileiro (Petrobras) and BG Group. The pre-salt play is a unique geological formation from the time when Africa and South America drifted apart, exposing a freshwater lake to the inflow of saltwater that deposited a layer of virtually impermeable salt above promising oil-bearing sediments. Another holding, Anadarko Petroleum, has participated in a new large oil discovery offshore Ghana and a promising well offshore Sierra Leone that may open up a whole new West African oil trend, where the company has a significant acreage position.

We reduced our positions in the larger integrated oil companies, including Exxon and Total, in order to focus on more attractive smaller energy companies with better production growth prospects. One such company is Southwestern Energy, which has a multiyear growth and development portfolio in the Fayetteville shale in Arkansas. We also added another domestic gas producer with good growth prospects in the Rockies and the northeast Marcellus shale, Ultra Petroleum. We built up our holdings in Gazprom, the dominant Russian natural gas producer supplying Europe as it holds an enviable reserve and resource position.

One of our oil service holdings, BJ Services, agreed to be acquired by another portfolio company, Baker Hughes, a global energy services company that lacked BJ’s pressure pumping capability. The surprising element is the fact that the management of BJ Services chose to sell the company at the trough of the cycle. McDermott International has determined to split itself into two entities: J. Ray McDermott, concentrating on its offshore energy construction and installation business, and Babcock & Wilcox, encompassing its utility boiler and nuclear component and technology businesses. Both entities have appeal to potential acquirers, and we continued to build our position in the stock. Rounding out the acquisitions of portfolio companies, Warren Buffett’s Berkshire Hathaway announced an agreement to acquire our railroad holding, Burlington Northern Santa Fe, which Buffett believes will benefit from strengthening traffic in coal and grains.

There were other strategic moves by managements of portfolio holdings. Weyerhaeuser will be seeking to convert its status to a timber real estate investment trust to reduce taxation on the income from harvesting timber. This will improve returns to investors by eliminating a layer of taxation and will mean that most of its income will be paid out as dividends.

Gold prices continued to reach record levels as the dollar weakened. In a sign that management decided that the price of gold was likely to continue higher, Barrick Gold unwound the remnants of a hedging program that had been causing the company to essentially sell its production at below-market prices. Originally, the program was meant to stabilize cash flow in a volatile gold market, but it turned into an increasing liability. Another important event for the gold market took place when the International Monetary Fund, the third-largest holder of gold, sold one-eighth of its gold reserves (403 metric tons), with about one-half going to the Reserve Bank of India. This helped the IMF provide stabilization funds to countries still struggling through the financial crisis but also showed that India wanted to diversify its reserves and not be so dependent on the U.S. dollar. To bolster our position in precious metals, we continued to build a position in Eldorado Gold, a successful junior gold company with several projects under way. Another precious metals holding, Agnico-Eagle Mines, had difficulty staying on budget and on schedule in the development of one of its mines and suffered rising production costs elsewhere, leading to its poor stock performance in the second half.

After BHP Billiton dropped its offer to acquire Rio Tinto because the deal was unlikely to be approved, it proposed a joint venture with Rio’s iron ore operations and sales. This offer is pending regulatory approval. The price of iron ore, a non-exchange-traded commodity vital for the production of steel, held up quite well during the downturn. In contrast, the price of potash fertilizer dropped significantly as farmers determined that they could postpone application for a year without harming crop yields in a serious way. This loss of sales volume hurt the major potash producers, and the pain was compounded when the financially weaker players capitulated on pricing in order to meet debt obligations. Potash is an essential soil nutrient for maximizing crop yields, and we believe prices will recover, but we reduced our positions in Potash Corp. of Saskatchewan and Mosaic. Given the strong Chinese demand for steel for internal development, we added Walter Energy, a producer of high-quality metallurgical coal, another vital raw material in steelmaking.

NRG Energy was a significant detractor from performance after it turned down Exelon’s takeover offer. With the decline in electric power demand due to the recession, many utilities deferred maintenance of their distribution networks, delaying opportunities for Quanta Services, another drag on fund performance.

Our largest purchase was Calpine, the largest U.S. producer of power from clean geothermal energy. It also has the country’s biggest fleet of natural gas-fired power plants.

OUTLOOK

The economy once again has proven resilient, but we have suffered a severe dent in the balance sheets of consumers and corporate America. The U.S. government has stepped in with its checkbook—financed by the Treasury’s printing press and ultimately by higher taxes—and taken stakes in our financial institutions and some of our most vulnerable industries. Easy money has not stimulated job creation or capital and consumer spending, however. They are the keys to real economic growth—not a rising stock market or money flows into risky assets—and they require a recovery in confidence. Down the road, additional taxes on individuals and corporations, necessary to finance the burgeoning deficit, will further shrink those budgets that must expand to fuel economic growth.

Our global competitiveness should not rely on a weak-dollar policy, deliberate or otherwise. If we are to maintain our position as the world’s leading economy, we must become leaner and more productive, and we must invest in technology to produce goods and services that the rest of the world will want to buy from us. To retreat from that stage and become inwardly focused will allow other nations to take our place.

In my realm, that means improving energy efficiency and investing responsibly in processes to clean the hydrocarbon resources that will continue to dominate our energy future for decades to come. Further, we must continue to develop and utilize our own hydrocarbon resources in order to reduce our dependence on foreign oil. As investors, we will look for the most promising energy technologies, invest in companies with growing natural gas production from shale, and explore investable avenues for reducing our hydrocarbon footprint. In addition, we will selectively focus on other resource and resource-related companies to maintain diversification, enhance performance, and take advantage of our knowledge and continuing research in areas outside of energy.

I would like to thank you, my fellow shareholders, for the confidence you have expressed in me during my tenure as manager of the New Era Fund. It is with mixed emotions that I have decided to retire at the end of 2010 after 30 years—half of my life—with T. Rowe Price. It has been a truly challenging and rewarding responsibility to manage your portfolio. Tim Parker, my associate of nine years, will take over the reins of the New Era Fund at midyear. I am confident that he will do a terrific job as he brings his considerable energy experience and strong analytical skills to the fund’s portfolio management. The team we have developed has broad and deep experience across the industries in which we invest and will support Tim well. I will remain engaged as a mentor through the second half of 2010 and move on to other challenges upon retirement. I have truly been fortunate to have had a long and fulfilling career that always challenged my intellect, led me into new paths of learning, and taught me humility. It also afforded me opportunities to engage industry and political leaders and to travel to countries where I otherwise would never have ventured. On top of it all, I have had the great fortune of working with bright, creative, and knowledgeable people at a firm built on integrity and devoted to our clients’ success.

Respectfully submitted,

Charles M. Ober
President and chairman of the Investment Advisory Committee

January 18, 2010

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices fall.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 97.2%		
NATURAL RESOURCE RELATED 97.2%		
Agriculture 4.1%		
Deere	971,700	52,560
Monsanto	261,100	21,345
Mosaic	384,300	22,954
Potash Corporation of Saskatchewan	1,007,956	109,363
		206,222
Building & Real Estate 0.6%		
AMB Property, REIT	343,300	8,771
Boston Properties, REIT	97,600	6,546
Camden Property Trust, REIT	262,800	11,135
Simon Property Group, REIT	64,456	5,144
		31,596
Chemicals 2.0%		
Air Liquide (EUR)	194,863	23,002
Air Products & Chemicals	252,400	20,460
Albermarle	501,800	18,250
Praxair	496,000	39,834
		101,546
Coal 7.4%		
Arch Coal	3,215,304	71,541
CONSOL Energy	2,636,600	131,303
Massey Energy	169,700	7,129
Peabody Energy	2,936,902	132,777
Walter Energy	395,900	29,815
		372,565
Diversified Metals 6.3%		
BHP Billiton (AUD)	2,818,024	107,913
Eurasian Natural Resources (GBP)	1,044,388	15,404
Rio Tinto (AUD)	880,105	58,233
USX-U.S. Steel Group	372,700	20,543

Vale, ADR	4,024,600	116,834
		318,927
Diversified Resources 5.8%		
Bucyrus International, Class A	693,200	39,076
Burlington Northern Santa Fe	121,476	11,980
China Railway Construction, H Shares (HKD)	12,725,500	16,191
Fluor	651,200	29,330
Foster Wheeler (1)	2,194,322	64,601
Joy Global	646,800	33,369
Quanta Services (1)	2,951,360	61,506
Sociedad Quimica y Minera de Chile, ADR	450,600	16,929
Vulcan Materials	393,000	20,699
Western Water (1)	2,259	0
Western Water, Warrants, 9/1/15 ,Acquisition Date: 10/16/09 Acquisition Cost $0 (1)(2)	2,801	0
		293,681
Forest Products 0.9%		
International Paper	959,478	25,695
Weyerhaeuser	491,172	21,189
		46,884
Gas Transmission & Distribution 3.7%		
Gazprom, ADR	4,100,284	102,210
Spectra Energy	1,501,100	30,787
Williams Companies	2,448,139	51,607
		184,604
Integrated Petroleum-Domestic 2.0%		
Hess	310,400	18,779
Murphy Oil	1,495,246	81,042
		99,821
Integrated Petroleum-International 12.2%		
BP, ADR	1,987,073	115,191

Chevron	719,432	55,389
Eni, ADR	844,274	42,729
ExxonMobil	1,089,818	74,315
Lukoil, ADR	551,495	30,950
Petroleo Brasileiro, ADR	2,158,068	91,480
Rosneft Oil, GDR	1,525,700	12,837
Royal Dutch Shell, A Shares, ADR	1,820,106	109,407
Statoil (NOK)	1,158,099	28,887
Total, ADR	912,200	58,417
		619,602
Miscellaneous Energy 3.1%		
Calpine (1)	4,390,100	48,291
Duke Energy	794,800	13,679
Edison International	186,372	6,482
Exelon	330,700	16,161
NRG Energy (1)	2,002,828	47,287
RRI Energy (1)	4,619,300	26,422
		158,322
Non-Ferrous Metals 2.0%		
Freeport-McMoRan Copper & Gold (1)	1,225,493	98,395
		98,395
Oil & Gas Drilling 6.1%		
Diamond Offshore Drilling	1,617,036	159,149
Nabors Industries (1)	596,552	13,058
Noble	1,540,244	62,688
Transocean (1)	911,525	75,474
		310,369
Oil & Gas Equipment & Services 18.9%		
Baker Hughes	1,617,859	65,491
BJ Services	3,783,860	70,380
Cameron International (1)	4,931,052	206,118

FMC Technologies (1)	1,203,768	69,626
Halliburton	1,121,100	33,734
McDermott International (1)	2,627,900	63,096
National Oilwell Varco	418,534	18,453
Schlumberger	2,877,872	187,321
Smith International	3,330,503	90,490
Subsea 7 (NOK)(1)	1,739,900	28,941
Technip (EUR)	977,162	68,473
Tenaris, ADR	361,485	15,417
Trican Well Service (CAD)	3,060,100	40,934
		958,474
Petroleum Exploration & Production 17.0%		
Anadarko Petroleum	626,322	39,095
BG Group (GBP)	3,106,685	55,634
Bill Barrett (1)	576,565	17,937
Canadian Natural Resources	1,976,796	142,231
Cobalt International Energy (1)	1,452,300	20,100
Concho Resources (1)	242,900	10,906
Devon Energy	955,959	70,263
Encore Acquisition (1)	357,600	17,172
EOG Resources	1,286,366	125,163
Newfield Exploration (1)	895,400	43,185
Nexen	789,892	18,902
Novatek, GDR	374,370	24,253
Southwestern Energy (1)	2,008,700	96,819
Suncor Energy	1,519,900	53,668
Ultra Petroleum (1)	820,900	40,930
Woodside Petroleum (AUD)	436,471	18,345
XTO Energy	1,443,841	67,182
		861,785
Precious Metals 5.1%		
Agnico-Eagle Mines	1,651,400	89,176

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 12/31/09
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $3,931)	$ 74,740
Securities lending	677
Interest	88
Total income	75,505
Expenses	
Investment management	22,381
Shareholder servicing	4,458
Prospectus and shareholder reports	383
Custody and accounting	276
Registration	70
Legal and audit	38
Directors	24
Miscellaneous	284
Total expenses	27,914
Net investment income	47,591
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	(289,299)
Foreign currency transactions	95
Net realized loss	(289,204)
Change in net unrealized gain (loss)	
Securities	1,856,321
Other assets and liabilities denominated in foreign currencies	(1)
Change in net unrealized gain	1,856,320
Net realized and unrealized gain	1,567,116
INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,614,707

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/09	12/31/08
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 47,591	$ 57,742
Net realized loss	(289,204)	(71,140)
Change in net unrealized gain (loss)	1,856,320	(3,496,697)
Increase (decrease) in net assets from operations	1,614,707	(3,510,095)
Distributions to shareholders		
Net investment income	(52,318)	(50,905)
Net realized gain	(9,099)	(40,525)
Decrease in net assets from distributions	(61,417)	(91,430)
Capital share transactions*		
Shares sold	1,020,025	1,648,639
Distributions reinvested	55,597	83,532
Shares redeemed	(715,319)	(1,901,359)
Increase (decrease) in net assets from capital share transactions	360,303	(169,188)
Net Assets		
Increase (decrease) during period	1,913,593	(3,770,713)
Beginning of period	3,150,522	6,921,235
End of period	**$ 5,064,115**	**$ 3,150,522**
Undistributed net investment income	118	4,845
*Share information		
Shares sold	28,469	30,336
Distributions reinvested	1,300	2,854
Shares redeemed	(20,193)	(39,856)
Increase (decrease) in shares outstanding	9,576	(6,666)

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Era Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on January 20, 1969. The fund seeks to provide long-term capital growth primarily through the common stocks of companies that own or develop natural resources and other basic commodities, and also through the stocks of selected nonresource growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale of the securities. Further, fund management believes that no events have occurred between December 31, 2009, the date of this report, and February 25, 2010, the date of issuance of the financial statements, that require adjustment of, or disclosure in, the accompanying financial statements.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund, annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $70,000 for the year ended December 31, 2009. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncement On January 1, 2009, the fund adopted new accounting guidance that requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance, and cash flows. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s investments are reported at fair value as defined under GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2009:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2009. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2009, totaled $0 for the year ended December 31, 2009.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2009, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,065,281,000 and $777,318,000, respectively, for the year ended December 31, 2009.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances.

Distributions during the years ended December 31, 2009 and December 31, 2008 were characterized for tax purposes as follows:

At December 31, 2009, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of unrealized gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. The fund’s unused capital loss carryforwards as of December 31, 2009, all expire in fiscal 2017. In accordance with federal income tax regulations applicable to investment companies, recognition of capital losses on certain transactions realized between November 1 and the fund’s year end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2009, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2009, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2009, expenses incurred pursuant to these service agreements were $71,000 for Price Associates; $2,431,000 for T. Rowe Price Services, Inc.; and $361,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2009, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 573,241 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
T. Rowe Price New Era Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Era Fund, Inc. (the “Fund”) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 25, 2010

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/09

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $9,099,000 from short-term capital gains.

For taxable non-corporate shareholders, $60,221,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $38,907,000 of the fund’s income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past Five Years and Directorships of
Year Elected*	Other Public Companies

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004)
2005

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Under Armour (2008 to present); Director, Vornado
2001	Real Estate Investment Trust (2004 to present); Director, Mercantile
Bankshares (2002 to 2007); Member, Advisory Board, Deutsche Bank
North America (2004 to present); Director, Chairman of the Board, and Chief Executive Officer, The Rouse Company, real estate develop-
ers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1991

Karen N. Horn	Director, Eli Lilly and Company (1987 to present); Director, Simon
(1943)	Property Group (2004 to present); Director, Norfolk Southern (2008
2003	to present); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company (1991 to present); Partner, Blackstone Real Estate
2001	Advisors, L.P. (1992 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)

*Each independent director oversees 124 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past Five Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of
2006	the Board, Director, and President, T. Rowe Price Investment Services,
[124]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[69]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Era Fund	Principal Occupation(s)

Ryan Burgess, CFA (1974)	Vice President, T. Rowe Price; formerly intern,
Vice President	T. Rowe Price (to 2006); Vice President and
Senior Portfolio Manager, Evergreen Private
Asset Management (to 2005)

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Analyst, Soros Fund
Management (to 2006)

Shawn T. Driscoll (1975)	Vice President, T. Rowe Price Group, Inc.; for-
Vice President	merly Equity Research Analyst, MTB Investment
Advisors (to 2006)

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company;
formerly Partner, PricewaterhouseCoopers LLP
(to 2007)

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Susanta Mazumdar (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director and Vice President, T. Rowe Price
Vice President	Investment Services, Inc., T. Rowe Price Trust
Company, and T. Rowe Price Services, Inc.; Vice
President, T. Rowe Price, T. Rowe Price Global
Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Investment Services, Inc., and T. Rowe Price
Services, Inc.

Craig A. Thiese (1975)	Vice President, T. Rowe Price; formerly Equity
Vice President	Trader, Rydex Investments (to 2006)

David J. Wallack (1960)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,879,000 and $1,922,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Era Fund, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 25, 2010

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 25, 2010